Deferred charges and leasehold improvements	6 Months Ended
Jun. 30, 2023
Deferred Charges And Leasehold Improvements
Deferred charges and leasehold improvements

6.       Deferred charges and leasehold improvements

Deferred charges consisting of dry-docking and special survey costs, net of accumulated amortization, amounted to $38,626 and $34,816, at June 30, 2023 and December 31, 2022, respectively. Leasehold improvements amounted to $6,919 at June 30, 2023 ($1,703 for the suezmaxes Archangel, Alaska, $3,807 for the suezmaxes Arctic, Antarctic, $1,409 for the aframax Sakura Princess) and $ 9,556, at December 31, 2022 ( $450 for the suezmaxes Eurochampion 2004 and Euronike $2,271 for the suezmaxes Archangel, Alaska, $5,058 for the suezmaxes Arctic, Antarctic, $1,777 for the aframax Sakura Princess). Amortization of deferred dry-docking costs and of leasehold improvements is included in depreciation and amortization in the accompanying consolidated statements of comprehensive income.